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                                                                         EX-99.3

                               AMENDMENT NO. 1 TO
                           REVOLVING CREDIT AGREEMENT

     Amendment No. 1, dated as of January 28, 2005 (the "Amendment"), to the Revolving Credit Agreement, dated as of January 28, 2004 (as amended, supplemented, restated or otherwise modified prior to the date hereof, the "Agreement"), between THE TALBOTS, INC. (the "Borrower") and MIZUHO CORPORATE BANK LTD. (the "Lender").

                              W I T N E S S E T H

     WHEREAS, the Borrower has requested, and the Lender is willing, to amend the Agreement as set forth below.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1) Defined Terms. Unless otherwise defined, all capitalized terms used herein shall have the meanings provided in the Agreement.

     2) Amendments. As of the Effective Date (as hereafter defined) the Agreement shall be amended as follows:

          (a) The definition of the term "Maturity Date" in Section 1 of the Agreement shall be deleted and the following shall be inserted in its place:

          "'Maturity Date' shall mean January 28, 2007, subject to an extension thereof pursuant to Section 2.5(d) hereof, or such earlier date on which the Revolving Loans are due and payable and the commitment of the Lender to make any such Revolving Loans has been terminated or otherwise cancelled (whether at stated maturity, by mandatory prepayment, by acceleration or otherwise) in accordance with the terms hereof.".

          (b) The definition of the term "Revolving Credit Termination Date" in
     Section 1 of the Agreement shall be deleted and the following shall be inserted in its place:

          "'Revolving Credit Termination Date' shall mean January 28, 2007, or such later date as set forth in Section 2.5(d) hereof, or such earlier date on which the Revolving Loan Commitment is terminated in full hereunder.".

          (c) Section 2.5(d) shall be amended by adding the following at the end thereof:

          "iv. In the event the Revolving Credit Termination Date is extended for an additional year, there shall be a corresponding extension in the Maturity Date,

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     3)  Representations and Warranties; No Default, etc. (a) The Borrower
hereby (i) reaffirms the representations and warranties made by it in the Agreement on and as of the date hereof except that the amendments set forth herein shall be assumed to be in effect and all references in the representations and warranties of the Agreement to this "Agreement" or words of like import intended to refer to the Agreement shall be read, for the purposes hereof, to refer to both this Amendment and the Agreement as amended hereby,
(ii) represents and warrants to the Lender that no Default or Event of Default has occurred and is continuing and (iii) agrees that all references in the Agreement, the Note and each of the other Loan Documents to "this Agreement", "the Agreement", "the Note" and words of like import intended to refer to the Agreement shall be deemed to be references to the Agreement as amended hereby.

          (b) The Borrower hereby represents and warrants to the Lender as follows:

               (i) the execution, delivery and performance of each of this Amendment and the Agreement as amended hereby are within its corporate powers, have been duly authorized by all necessary corporate and shareholder action and do not and will not constitute a violation of, a default under or conflict with its organizational documents, any applicable statute, law or regulation or any contractual provision to which it is subject;

              (ii) it has obtained all necessary consents and approvals to execute, deliver and perform each of this Amendment and the Agreement as amended hereby; and

             (iii) each of this Amendment and the Agreement as amended hereby are the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with its terms.

     4) Effect of Amendments. Except as expressly set forth herein, this Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lender under the Agreement, the Note or any other Loan Document and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in any of the Agreement, the Note and the other Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment shall apply and be effective only with respect to the provisions of the Agreement specifically referred to herein.

     5) Effectiveness. This Amendment will become effective as of the date set forth above when this Amendment is executed and delivered by each of the parties hereto (the "Effective Date").

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     6)  Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

     7) Counterparts. This Amendment may be executed in any number of counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement. Delivery of any executed signature page hereof by facsimile transmission shall be as effective as delivery of a manually executed counterpart thereof.

     8) Amendments. No amendment of any provision of this Amendment shall be effective unless it is signed by each of the parties hereto.

     IN WITNESS WHEREOF, the undersigned, by their duly authorized officers, have executed this Amendment.


                                             THE TALBOTS, INC.


                                             By: /s/ Edward L. Larsen
                                                 ----------------------------
                                                 Name: Edward L. Larsen
                                                 Title: Senior Vice President,
                                                        Finance and CFO

                                             MIZUHO CORPORATE BANK, LTD.


                                             By: /s/ Keiji Takada
                                                 ----------------------------
                                                 Name: Keiji Takada
                                                 Title: Deputy General Manager



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